                  Consent of Ernst & Young LLP, Independent Auditors


We consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Statement of Additional Information of the DEM Index Fund and to the use of our report dated November 24, 1998, in this Post-Effective Amendment No. 17 to the Registration Statement (Form N-1A) (No. 33-25716) of The Chapman Funds, Inc.



                                            /S/  ERNST & YOUNG LLP


Philadelphia, Pennsylvania
November 24, 1998